UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2021

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 29, 2021, the Board of Directors of Entravision Communications Corporation (the “Company”) approved the Sixth Amendment (the “Sixth Amendment”) to the Company’s 2004 Equity Incentive Plan (as amended, the “Plan”) in order to increase the number of shares available for issuance under the Plan by 8,000,000 shares and extend the term of the term of the Plan until May 27, 2031, subject, in each case, to stockholder approval of the Sixth Amendment. On May 27, 2021, at the 2021 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), the Company’s stockholders approved the Sixth Amendment. A copy of the Sixth Amendment is filed herewith as Exhibit 10.1.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 27, 2021, the Company held its Annual Meeting.  As of the record date of April 5, 2021, there were a total of 60,765,450 shares of Class A common stock and 14,927,613 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 40,741,235 shares of Class A common stock and 14,927,613 shares of Class B common stock were present in person or by proxy, representing a quorum.

At the Annual Meeting, the Company’s stockholders: (i) elected each of the seven persons listed below under “Election of Directors” to serve as a director of the Company until the next annual meeting of stockholders; and (ii) approved the Sixth Amendment to the Company’s 2004 Equity Incentive Plan.  The results of the voting at the Annual Meeting on each such matter are set forth below.

1. Election of Directors:

Name	For	Withheld	Broker Non-Votes
Walter F. Ulloa	188,069,663	1,947,702	0
Paul A. Zevnik	165,395,351	24,622,014	0
Gilbert R. Vasquez	154,946,073	35,071,292	0
Patricia Diaz Dennis	155,099,292	34,918,073	0
Juan Saldívar von Wuthenau	187,199,889	2,817,476	0
Martha Elena Diaz	162,330,312	27,687,053	0
Fehmi Zeko	187,673,529	2,343,836	0

2. Approval of the Sixth Amendment to the Company’s 2004 Equity Incentive Plan:

Votes For	164,777,463
Votes Against	24,360,798
Abstentions	879,104
Broker Non-Votes	0

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

10.1†	Sixth Amendment, dated as of May 27, 2021, to 2004 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
†	Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: June 1, 2021	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer